UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

ALTERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

By letter dated January 13, 2009, Altera Corporation (“Altera”) notified Arrow Electronics Inc. (“Arrow”) that effective January 20, 2009, Altera is terminating the Inventory Advances Arrangement Letter Agreement dated October 15, 2004 between Altera and Arrow (the “Agreement”). The Agreement was filed as Exhibit 10.35 to Altera’s Annual Report on Form 10-K filed March 11, 2005. Pursuant to the Agreement, Altera made certain non-interest bearing cash advances to Arrow, its distributor. The Agreement was terminated as the original purpose is no longer relevant. Arrow continues to be Altera’s distributor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Timothy R. Morse
Timothy R. Morse Senior Vice President and Chief Financial Officer

Dated: January 19, 2009